                       SECOND AMENDMENT TO SECOND AMENDED
                    AND RESTATED CREDIT AGREEMENT AND WAIVER


        THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER ("Amendment") is dated as of the 31st day of December, 1997, and entered into among NU-KOTE HOLDINGS, INC., a Delaware corporation ("Holding"), NU-KOTE INTERNATIONAL, INC., a Delaware corporation ("Company"), the Lenders signatory hereto, BARCLAYS BANK PLC, in its capacity as documentation agent ("Documentation Agent") and NATIONSBANK OF TEXAS, N.A., a national banking association, as administrative agent and collateral agent (in such capacities, "Agent").

                                   WITNESSETH:

        WHEREAS, Holding, Company, Lenders, Documentation Agent and Agent entered into a Second Amended and Restated Credit Agreement, dated as of July 31, 1997, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of November 28, 1997 (as amended, the "Credit Agreement");

        WHEREAS, Holding and Company have requested that Lenders (i) defer the mandatory $2,500,000 reduction in the commitments of the lenders to lend from January 2, 1998, until April 1, 1998, (ii) waive during the period starting on December 31, 1997, to April 2, 1998, inclusive (the "Waiver Period"), Holding and the Company's failure to comply with certain financial covenants set forth in the Credit Agreement, and (iii) consent to an asset sale and permit certain proceeds of such asset sale to be retained by the Company for working capital purposes; and

        WHEREAS, Lenders and Agent have agreed to grant the request of Holding and Company and to modify the Credit Agreement upon the terms and conditions set forth below.

        NOW, THEREFORE, for valuable consideration hereby acknowledged, Holding, Company, Lenders, Documentation Agent and Agent agree as follows:

        SECTION 1. DEFINITIONS. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

        SECTION 2. WAIVERS. Subject to the terms and conditions hereof, Lenders hereby waive, but only during the Waiver Period, the Specified Defaults (hereinafter defined); PROVIDED, HOWEVER, that Lenders' waiver of the Specified Defaults and their rights and remedies as a result of the occurrence thereof shall not constitute and shall not be deemed to constitute a waiver of any other Event of Default, whether arising as a result of further violations of any provision of the Credit Agreement previously violated by Holding or Company, or a waiver of any rights and remedies arising as a result of such other Events of Default. As used herein, "SPECIFIED DEFAULTS" shall mean the failure of Holding and Company to observe
(i) the covenants set forth in Section 6.6A, Section 6.6B, Section 6.6C,
Section 6.6E, and Section 6.6H of the Credit Agreement for the fiscal quarter ended December 31, 1997, and (ii) the covenants set forth in

Section 6.6F and Section 6.6G for the months ended December 31, 1997, January 31, 1998, and February 28, 1998. At the end of the Waiver Period, the waiver of the Specified Defaults will automatically terminate.

        SECTION 3. AMENDMENTS TO CREDIT AGREEMENT. Subject to the terms and conditions hereof, the provisions of the Credit Agreement enumerated below are amended as follows:

(a)     Section 2.4A(ii) of the Credit Agreement is amended to read as follows:

        The Company shall, promptly on the date of receipt of any Net Cash Proceeds from any Asset Sale, prepay an aggregate principal amount of the Revolving Credit Loans or Eurocurrency Loans as elected by Requisite Lenders in an amount equal to the amount of all such Net Cash Proceeds, with each such prepayment constituting a permanent reduction in the Revolving Credit Commitments or the Commitments of the Eurocurrency Lenders under the Eurocurrency Credit Agreements (whichever is prepaid with such proceeds). Each such prepayment of Eurocurrency Loans shall be accompanied by payment of amounts sufficient to compensate the Eurocurrency Lenders for any loss, cost, or expense incurred as a result of payment on a date other than the last day of the Term (as defined in the Eurocurrency Credit Agreements) for such Eurocurrency Loans.

(b) Section 2.4A(iii)(a) of the Credit Agreement is amended to read as follows:

        On April 1, 1998, July 1, 1998, and October 1, 1998, prepay an aggregate principal amount of the Revolving Credit Loans in the amount, if any, necessary to reduce the sum of the aggregate principal amount of all Revolving Credit Loans on such date PLUS the Letter of Credit Usage on such date, to an amount which does not exceed the aggregate Revolving Credit Commitments on such date. On each such date the Company shall also prepay all accrued and unpaid interest on the principal amount so prepaid.

(c) Section 2.4E(ii) of the Credit Agreement is amended to read as follows:

        In addition to the reductions specified in subsection 2.4E(i) above, the Revolving Credit Commitments shall automatically and permanently reduce by the amount of $5,000,000 on April 1, 1998, and the amount of $2,500,000 on each of July 1, 1998, and October 1, 1998.

(d) Section 5.1 of the Credit Agreement is hereby amended to add thereto subsection (xiii) to read as follows:

        On or prior to January 27, 1998, a written analysis of the Company's core business plan prepared by the Company.

(e)     Section 5.6 of the Credit Agreement is amended to read as follows:

        Neither Holding, Company nor any Subsidiary shall enter into any agreement prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

(f) The preamble of Section 5.13 of the Credit Agreement is amended to read as follows:

        On or before December 15, 1997, and thereafter on or prior to twenty days after Agent's request that the guarantees and/or Liens contemplated by subsection (iii) below be provided (to the extent that same can be provided in compliance with such subsection (iii) below), Holding and Company shall deliver or cause to be delivered to Agent the following:

(g)     Section 6.3(vi) of the Credit Agreement is amended to read as follows:

        On and after December 31, 1997, through and including April 1, 1998, Company and its Domestic Subsidiaries may not make further Investments in (including intercompany loans to) or otherwise transfer funds or other assets to Eurocurrency Borrowers for any purpose except for fundings to or for the benefit of MIT if the prior written consent of Required Lenders to such fundings has been obtained; furthermore (A) with respect to the aggregate principal amount of all such Investments in all such Eurocurrency Borrowers, Company or any such Domestic Subsidiary, as appropriate, shall maintain a ledger recording all such Investments in and intercompany loans made pursuant to this subsection 6.3(vi), and such ledger shall be available for inspection at any Lender's request and (B) all intercompany loans made pursuant to this subsection 6.3(vi) shall be evidenced by promissory notes which shall be on terms and conditions satisfactory to Agent, including collateral, and which shall be pledged and delivered to Agent pursuant to the Collateral Documents;

(h)     Section 6.3(vii) of the Credit Agreement is amended to read as follows:

        On and after December 31, 1997, through and including April 1,
        1998, Company and its Domestic Subsidiaries may not make further Investments in (including intercompany loans to) or otherwise transfer funds or other assets to Latin American Subsidiaries for any purpose; furthermore (A) with respect to the aggregate principal amount of all such Investments outstanding on December
        31, 1997, Company or any such Domestic Subsidiary, as appropriate, shall maintain a ledger recording all such Investments in and intercompany loans made pursuant to this subsection 6.3(vii) prior to December 31, 1997, and such ledger shall be available for inspection at any Lender's request and (B) all intercompany loans made pursuant to this subsection 6.3(vii) shall be evidenced by promissory notes which shall be on terms and conditions satisfactory to Agent, including collateral, and which shall be pledged and delivered to Agent pursuant to the Collateral Documents;

(i) Section 6.7B(ii)(E) of the Credit Agreement is amended to read as follows:

        no Asset Sale transactions involving assets located in the United States may be made after December 31, 1997, other than the sale of the Components Division of Future Graphics, Inc., under the terms set forth in that certain Second Amendment to Second Amended and Restated Credit Agreement and Waiver dated as of December 31, 1997, among Company, Agent, and the others named therein;

(j) The proviso at the end of Section 6.8 of the Credit Agreement is amended to read as follows:

        PROVIDED that Company and its Subsidiaries may enter into sale/leaseback arrangements if permitted by subsection 6.6 and subsection 6.7.

(k)     Section 8.13 of the Credit Agreement is amended to read as follows:

        (A) Except as otherwise permitted by subsection 6.7B(i), Holding shall cease to own and control 100% of the common stock and 100% of the voting power of Company entitled to vote for an election of the board of directors of Company; or (B) individuals who on February 24, 1995 were members of the board of directors of Holding (together with any new directors whose election to such board of directors or whose nomination for election by the stockholders of Holding was approved by a vote of a majority of the directors then still in office who were either directors on February 24, 1995 or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such board of directors then in office; or (C) a "person" or "group" (within the meaning of Section 13(d) of the Exchange Act), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
        Act) of more than 30% of the total issued and outstanding common stock of Holding; or (D) on or after December 15, 1997, the Company shall fail to retain management resources reasonably satisfactory to Requisite Lenders, for the purpose of facilitating the restructuring of Holding and its Subsidiaries, which management resources shall be subject solely to Holding and Company's direction and authority;

        SECTION 4. CONSENT TO SALE OF COMPONENTS DIVISION OF FUTURE GRAPHICS, INC. AND RETENTION OF CERTAIN NET CASH PROCEEDS THEREOF. Subject to the terms and conditions hereof, Lenders hereby consent to the sale of the Components Division of Future Graphics, Inc., so long as the gross cash proceeds thereof are not less than $1,000,000, all liabilities due and owing in connection with the business to which such assets relate are assumed by the purchaser thereof, such sale occurs on or before January 31, 1998, and such sale is otherwise upon terms reasonably satisfactory to Agent and heretofore disclosed to Lenders. Lenders furthermore consent to the retention by the Company of such cash proceeds for use by the Company as working capital notwithstanding the provisions of Section 2.4A of the Credit Agreement.

        SECTION 5. RELEASES. In consideration of Lenders' agreements herein and certain other good and valuable consideration, Holding and Company each hereby expressly acknowledge and agree that neither of them has any setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against any Lender, Documentation Agent or Agent or any grounds or cause for reduction, modification or subordination of the Obligations or any liens or security interests of any Lender or the Collateral Agent. To the extent Holding or Company may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, each of Holding and Company hereby waives, and hereby releases each Lender, Documentation Agent and Agent from, any and all of such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

        SECTION 6. CONDITIONS PRECEDENT. This Amendment shall not be effective until all proceedings of Company taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Documentation Agent, Agent and Lenders, and each of the following conditions precedent shall have been satisfied:

               (a) All fees and expenses, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by Agent or any Lender, including, without limitation, the fees and expenses of U.S. and foreign counsel and title insurance expenses, shall have been paid to the extent that same have been billed.

               (b) Agent and each Lender shall have received each of the following, in form and substance satisfactory to Agent, Lenders and Agent's counsel in their sole and absolute discretion:

                         (1) a certificate of Holding and Company
                certifying (i) as to the accuracy, after giving effect to this Amendment, of the representations and warranties set forth in Section 4 of the Credit Agreement, the other Loan Documents and in this Amendment, and (ii) that there exists no Potential Event of Default or Event of Default, after giving effect to this Amendment, and the execution, delivery and performance of this Amendment will not cause a Potential Event of Default or Event of Default; and

                         (2) such other documents, instruments, and
                certificates, in form and substance reasonably satisfactory to Lenders, as Lenders shall deem necessary or appropriate in connection with this Amendment and the transactions contemplated hereby, including without limitation copies of resolutions of the boards of directors of each of Holding and Company authorizing the transactions contemplated by this Amendment.

               (c) All accrued and unpaid interest on the Revolving Credit Loans and the Eurocurrency Loans through and including December 31, 1997, shall have been paid in full.

        SECTION 7. REPRESENTATIONS AND WARRANTIES; RATIFICATIONS. Holding and Company represent and warrant to Lenders, Documentation Agent and Agent that
(a) this Amendment constitutes their legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Potential Event of Default or Event of Default under the Credit Agreement after giving effect to this Amendment, (c) their representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof after giving effect to this Amendment, (d) they have complied with all agreements and conditions to be complied with by them under the Credit Agreement and the other Loan Documents by the date hereof after giving effect to this Amendment, and (e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect. Except as expressly modified by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Except as provided herein, this Amendment shall not constitute an amendment or waiver of any terms and provisions of the Credit Agreement and other Loan Documents nor a waiver of the rights of the Lenders, Documentation Agent and Agent to insist upon compliance with each term, covenant, condition or provision of the Credit Agreement and other Loan Documents.

        SECTION 8. EXPENSES OF LENDERS. Holding and Company hereby jointly and severally agree to pay on demand all reasonable costs and expenses incurred by Agent or any Lender, including costs and fees of counsel to Agent or any Lender and other professional fees and expenses, in connection with the preparation, negotiation, review and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto. Holding and Company hereby confirm their obligation to pay promptly the costs and expenses for which they are obligated pursuant to Section 10.3 of the Credit Agreement.

        SECTION 9. FURTHER ASSURANCES. Holding and Company shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to Agent, as Agent or any Lender may deem necessary or appropriate in connection with this Amendment.

        SECTION 10. CONSENTS OF EUROCURRENCY BORROWERS AND EUROCURRENCY LENDERS. Each Eurocurrency Borrower and Eurocurrency Lender by its execution below consents and agrees to this Amendment and agrees that the Eurocurrency Credit Agreement or Eurocurrency Credit Agreements to which it is a party are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of this Amendment each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Each Eurocurrency Borrower agrees that the collateral described in the Eurocurrency Security Documents to which it is a party shall continue to secure the payment of the indebtedness therein described.

        SECTION 11. COUNTERPARTS. This Amendment and the other Loan Documents may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought. Telecopies of signatures shall be binding and effective as originals.

        SECTION 12. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, HOLDING AND COMPANY EACH HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

        SECTION 13. GOVERNING LAW. (a) THIS AGREEMENT AND ALL LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (1) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN DOCUMENTS OR (2) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, HOLDING AND COMPANY EACH AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

        (b) HOLDING AND COMPANY EACH HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, HOLDING AND COMPANY EACH AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO IT AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY IT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

        SECTION 14. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS AMENDMENT SHALL CONSTITUTE A LOAN DOCUMENT.

        IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.

Holding:                             NU-KOTE HOLDING, INC.

                                     By:     /s/ R. A. Larsen
                                        ------------------------------------
                                     Name:    Richard A. Larsen
                                          -----------------------------------
                                     Title:   Senior Vice President
                                           -----------------------------------


Company:                             NU-KOTE INTERNATIONAL, INC.


                                     By:     /s/ R. A. Larsen
                                        ------------------------------------
                                     Name:    Richard A. Larsen
                                          -----------------------------------
                                     Title:   Senior Vice President
                                           -----------------------------------


Agent:                               NATIONSBANK OF TEXAS, N.A.,


                                     By:
                                        ------------------------------------
                                     Name:  William E. Livingstone, IV
                                     Title: Senior Vice President


Documentation Agent:                 BARCLAYS BANK PLC


                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


Lenders and Eurocurrency             NATIONSBANK OF TEXAS, N.A.
Lenders:

                                     By:
                                        ------------------------------------
                                     Name:  William E. Livingstone, IV
                                     Title: Senior Vice President

        IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.

Holding:                             NU-KOTE HOLDING, INC.

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


Company:                             NU-KOTE INTERNATIONAL, INC.


                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


Agent:                               NATIONSBANK OF TEXAS, N.A.,


                                     By:  /s/ William E. Livingstone, IV
                                        ------------------------------------
                                     Name:  William E. Livingstone, IV
                                     Title: Senior Vice President


Documentation Agent:                 BARCLAYS BANK PLC

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


Lenders and Eurocurrency             NATIONSBANK OF TEXAS, N.A.,
Lenders:

                                     By:  /s/ William E. Livingstone, IV
                                        ------------------------------------
                                     Name:  William E. Livingstone, IV
                                     Title: Senior Vice President

        IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.

Holding:                             NU-KOTE HOLDING, INC.

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


Company:                             NU-KOTE INTERNATIONAL, INC.


                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


Agent:                               NATIONSBANK OF TEXAS, N.A.,


                                     By:
                                        ------------------------------------
                                     Name:  William E. Livingstone, IV
                                     Title: Senior Vice President


Documentation Agent:                 BARCLAYS BANK PLC

                                     By:   /s/ Ronald E. Spitzer
                                        ------------------------------------
                                     Name:   Ronald E. Spitzer
                                          -----------------------------------
                                     Title:  Director
                                           -----------------------------------


Lenders and Eurocurrency             NATIONSBANK OF TEXAS, N.A.,
Lenders:

                                     By:
                                        ------------------------------------
                                     Name:  William E. Livingstone, IV
                                     Title: Senior Vice President

     The undersigned Barclays Bank PLC executes this Amendment for the purpose of agreeing to all provisions thereof save and except Section 2 thereof.


                                     BARCLAYS BANK PLC

                                     By:   /s/ John A. O'Kane
                                        ------------------------------------
                                     Name:   John A. O'Kane
                                          -----------------------------------
                                     Title:  Director
                                           -----------------------------------

                                     BARCLAYS BANK PLC

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     ABN AMRO BANK, N.V.

                                     By:      /s/ Ronald O. Drake
                                        ------------------------------------
                                     Name:   Ronald O. Drake
                                          -----------------------------------
                                     Title:  Group Senior Vice President
                                           -----------------------------------

                                     By:      /s/ William J. Fitzgerald
                                        ------------------------------------
                                     Name:   William J. Fitzgerald
                                          -----------------------------------
                                     Title:  Senior Vice President
                                           -----------------------------------


                                     COMMERZBANK AKTIENGESELLSCHAFT,
                                     ATLANTA AGENCY


                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     CREDIT LYONNAIS, NEW YORK BRANCH

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------

                                     BARCLAYS BANK PLC

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     ABN AMRO BANK, N.V.

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     COMMERZBANK AKTIENGESELLSCHAFT,
                                     ATLANTA AGENCY


                                     By:     /s/ Harry P. Yergey
                                        ------------------------------------
                                     Name:   Harry P. Yergey
                                          -----------------------------------
                                     Title:  SVP and Manager
                                           -----------------------------------

                                     By:     /s/ W. David Suttles
                                        ------------------------------------
                                     Name:   W. David Suttles
                                          -----------------------------------
                                     Title:  Vice President
                                           -----------------------------------


                                     CREDIT LYONNAIS, NEW YORK BRANCH

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------

                                     BARCLAYS BANK PLC

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     ABN AMRO BANK, N.V.

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     COMMERZBANK AKTIENGESELLSCHAFT,
                                     ATLANTA AGENCY


                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     CREDIT LYONNAIS, NEW YORK BRANCH

                                     By:      [ILLEGIBLE]
                                        ------------------------------------
                                     Name:    [ILLEGIBLE]
                                          -----------------------------------
                                     Title:   First Vice President
                                           -----------------------------------

                                     DEUTSCHE BANK, A.G., NEW YORK BRANCH
                                     AND/OR CAYMAN ISLANDS BRANCH

                                     By:      /s/ Silvia L. Spear
                                        ------------------------------------
                                     Name:   Silvia L. Spear
                                          -----------------------------------
                                     Title:  Director
                                           -----------------------------------

                                     By:      /s/ R. A. Visconti
                                        ------------------------------------
                                     Name:    R. A. Visconti
                                          -----------------------------------
                                     Title:   Asst. V. P.
                                           -----------------------------------


                                     FIRST AMERICAN NATIONAL BANK

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     THE FIRST NATIONAL BANK OF CHICAGO

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     SOCIETE GENERALE

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------

                                     DEUTSCHE BANK, A.G., NEW YORK BRANCH
                                     AND/OR CAYMAN ISLANDS BRANCH

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     FIRST AMERICAN NATIONAL BANK

                                     By:      [ILLEGIBLE]
                                        ------------------------------------
                                     Name:   [ILLEGIBLE]
                                          -----------------------------------
                                     Title:  S. V. P.
                                           -----------------------------------


                                     THE FIRST NATIONAL BANK OF CHICAGO

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     SOCIETE GENERALE

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------

                                     DEUTSCHE BANK, A.G., NEW YORK BRANCH
                                     AND/OR CAYMAN ISLANDS BRANCH

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     FIRST AMERICAN NATIONAL BANK

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     THE FIRST NATIONAL BANK OF CHICAGO

                                     By:      /s/ Richard A. Peterson
                                        ------------------------------------
                                     Name:   Richard A. Peterson
                                          -----------------------------------
                                     Title:  First Vice President
                                           -----------------------------------


                                     SOCIETE GENERALE

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------

                                     DEUTSCHE BANK, A.G., NEW YORK BRANCH
                                     AND/OR CAYMAN ISLANDS BRANCH

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     FIRST AMERICAN NATIONAL BANK

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     THE FIRST NATIONAL BANK OF CHICAGO

                                     By:
                                        ------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           -----------------------------------


                                     SOCIETE GENERALE

                                     By:      /s/ Richard M. Lewis
                                        ------------------------------------
                                     Name:   Richard M. Lewis
                                          -----------------------------------
                                     Title:  Vice President
                                           -----------------------------------

CONSENTED AND AGREED TO BY EUROCURRENCY BORROWERS:

PELIKAN SCOTLAND LIMITED


By:   [ILLEGIBLE]
   ----------------------------------
Name:  [ILLEGIBLE]
     --------------------------------
Title: [ILLEGIBLE]
      -------------------------------


PELIKAN PRODUKTIONS AG


By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------


PELIKAN HARDCOPY (INTERNATIONAL) AG


By:       [ILLEGIBLE]
   ----------------------------------
Name:     [ILLEGIBLE]
     --------------------------------
Title:    [ILLEGIBLE]
      -------------------------------

CONSENTED AND AGREED TO BY EUROCURRENCY BORROWERS:

PELIKAN SCOTLAND LIMITED


By:   [ILLEGIBLE]
   ----------------------------------
Name:  [ILLEGIBLE]
     --------------------------------
Title: [ILLEGIBLE]
      -------------------------------


PELIKAN PRODUKTIONS AG


By:     [ILLEGIBLE]
   ----------------------------------
Name:   [ILLEGIBLE]
     --------------------------------
Title:  [ILLEGIBLE]
      -------------------------------


PELIKAN HARDCOPY (INTERNATIONAL) AG


By:       [ILLEGIBLE]
   ----------------------------------
Name:     [ILLEGIBLE]
     --------------------------------
Title:    [ILLEGIBLE]
      -------------------------------

                                     CONSENT


        Each of the undersigned, as Guarantors under a "Subsidiary Guaranty" and as grantors under one or more "Subsidiary Security Documents" (as such terms are defined in the Credit Agreement referred to in the foregoing Amendment), each hereby consents and agrees to the foregoing Amendment and agrees that (i) each Subsidiary Guaranty and Subsidiary Security Document is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of such Amendment each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (ii) the collateral described in the Subsidiary Security Documents shall continue to secure the payment of the indebtedness therein described.

                                     FUTURE GRAPHICS, INC.


                                     By:      /s/ R. A. Larsen
                                        ------------------------------------
                                     Name:    Richard A. Larsen
                                          -----------------------------------
                                     Title:   Senior Vice President
                                           -----------------------------------


                                     INTERNATIONAL COMMUNICATION
                                     MATERIALS, INC.


                                     By:     /s/ R. A. Larsen
                                        ------------------------------------
                                     Name:   Richard A. Larsen
                                          -----------------------------------
                                     Title:  Senior Vice President
                                           -----------------------------------


                                     NU-KOTE IMAGING INTERNATIONAL, INC.


                                     By:     /s/ R. A. Larsen
                                        ------------------------------------
                                     Name:   Richard A. Larsen
                                          -----------------------------------
                                     Title:  Senior Vice President
                                           -----------------------------------


                                     NU-KOTE IMPERIAL, LTD.


                                     By:     /s/ R. A. Larsen
                                        ------------------------------------
                                     Name:   Richard A. Larsen
                                          -----------------------------------
                                     Title:  Senior Vice President
                                           -----------------------------------